SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Sectioin 240.14a-12

                                 Equitex, Inc.
                                 -------------
                (Name of Registrant as Specified in its Charter)

                              John W. Kellogg, Esq.
                  Friedlob Sanderson Paulson & Tourtillott, LLC
                               1400 Glenarm Place
                             Denver, Colorado 80111
                                 (303) 571-1400
                                 (303) 595-3970
                   ------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

     (1) Title of each class of securities to which transaction applies:
         ______________________________________________________________
     (2) Aggregate number of securities to which transaction applies:
         ______________________________________________________________
     (3) Per unit price or other underlying value of transaction computed pursuat to Exchange Act Rule 0-11:____________________________
     (4) Proposed Maximum aggregate value of transaction:______________
     (5) Total Fee Paid:_______________________________________________

[ ] Fee previously paid with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by regitration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:__________________________________
(2) Form, Schedule or Registration Statement No.:____________
(3) Filing Party:____________________________________________
(4) Date Filed:______________________________________________

                                  EQUITEX, INC.
                            7315 EAST PEAKVIEW AVENUE
                            ENGLEWOOD, COLORADO 80111
--------------------------------------------------------------------------------

                    Notice of Annual Meeting of Stockholders
                         To Be Held on December 27, 2000
--------------------------------------------------------------------------------

                                                               November 30, 2000

To the Stockholders of Equitex, Inc.

     An Annual Meeting of Stockholders of Equitex, Inc., a Delaware corporation (the "Company"), will be held at the offices of Friedlob Sanderson Paulson & Tourtillott, LLC located at 1400 Glenarm Place, Third Floor, Denver, Colorado, on December 27, 2000 at 9:00 a.m. Mountain Standard Time, to consider and take action on the following matters:

     1. The election of three directors to serve until the next annual meeting of stockholders and until their successors have been elected and qualified.

     2. A proposal to ratify the appointment of Gelfond Hochstadt Pangburn, P.C. as the independent auditor of the Company for the year ended December 31, 2000.

     3. Such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

     Stockholders holding shares of Common Stock of record at the closing of business on November 17, 2000, will be entitled to receive notice of and vote at the meeting.

     Stockholders, whether or not they expect to be present at the meeting, are requested to sign and date the enclosed proxy and return it promptly in the envelope enclosed for that purpose. Any person giving a proxy has the power to revoke it at any time by following the instructions provided in the Proxy Statement.

                                       By Order of the Board of Directors:

                                       Thomas B. Olson
                                       Secretary

     YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                             Your vote is important

                                 EQUITEX, INC.
                            7315 EAST PEAKVIEW AVENUE
                            ENGLEWOOD, COLORADO 80111
--------------------------------------------------------------------------------

                                 Proxy Statement
                         Annual Meeting of Stockholders
                                December 27, 2000
--------------------------------------------------------------------------------


To our Stockholders:

     This Proxy Statement (the "Proxy Statement") is furnished to stockholders of Equitex, Inc., a Delaware corporation (the "Company") in connection with the solicitation of proxies by and on behalf of the Company's Board of Directors (the "Board") for use at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held on December 27, 2000 at the offices of Friedlob Sanderson Paulson & Tourtillott, LLC located at 1400 Glenarm Place, Third Floor, Denver, Colorado, at the time and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement, the accompanying proxy card and the Notice of Annual Meeting (collectively, the "Proxy Materials") will be first sent to stockholders on or about November 30, 2000.

                              AVAILABLE INFORMATION

     The Company is subject to the informational requirements of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Commission. Such reports, proxy statements and other information filed with the Commission can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, NW, Washington, DC 20549 or at the Regional Offices of the Commission which are located as follows:
Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661; and Seven World Trade Center, 13th Floor, New York, New York 10048. Copies of such material can also be obtained from the Commission at prescribed rates. Written requests for such material should be addressed to the Public Reference Section, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549. The Commission maintains a Web site that contains reports, proxy statements and other information filed electronically by the Company with the Commission which can be accessed over the Internet at http://www.sec.gov.

GENERAL INFORMATION

     As of the close of business on November 17, 2000, the record date for entitlement to notice of an vote at the Annual Meeting, the Company had outstanding 7,106,943 shares of common stock, $.02 par value per share (the "Common Stock"). The presence, in person or by proxy, of holders of one-third of the shares of Common Stock entitled to vote at the Meeting constitutes a quorum for the transaction of business at the Meeting.

     Each share of Common Stock outstanding on the record date is entitled to one vote on each matter presented at the Meeting.

     Abstentions will be treated as shares present or represented and entitled to vote for purposes of determining the presence of a quorum, but will not be considered as votes cast in determining whether a matter has been approved by the stockholders. As to any shares a broker indicates on its proxy that it does not have the authority to vote on any particular matter because it has not received direction from the beneficial owner thereof, said shares will not be counted as voting on a particular matter.

     A stockholder who gives a proxy may revoke it at any time before it is voted by giving notice of the revocation thereof to the Secretary of the Company, by filing another proxy with the Secretary or by attending the Meeting and voting in person. All properly executed and unrevoked proxies delivered pursuant to this solicitation, if received in time, will be voted in accordance with the instructions of the beneficial owners contained thereon.

     The Company will bear the cost of the solicitation. In addition to solicitation by mail, the Company will request banks, brokers and other custodian nominees and fiduciaries to supply Proxy Materials to the beneficial owners of the Company's Common Stock for whom they hold shares and will reimburse them for their reasonable expenses in so doing.

           SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

     Set forth below is certain information as of October 30, 2000, with respect to ownership of the Company's Common Stock held of record or beneficially by (i) the Company's executive officers, (ii) each director of the Company, (iii) each person who owns beneficially more than five percent of the Company's outstanding Common; and (iv) all directors and executive officers as a group:

                                                                   PERCENTAGE
                                             NUMBER OF              OWNED OF
NAME AND ADDRESS                               COMMON                COMMON
OF BENEFICIAL OWNER                        STOCK OWNED (1)            STOCK
-------------------                        ---------------         ----------
Henry Fong                                 1,620,044 (2)(3)           20.1%
7315 East Peakview Avenue
Englewood, Colorado 80111

Russell L. Casement                          486,900 (4)               6.5%
1355 S. Colorado Blvd., Suite 320
Denver, Colorado   80222

Aaron A. Grunfeld                            412,200 (5)               5.5%
10390 Santa Monica Blvd., Fourth Floor
Los Angeles, California   90025

All officers and directors
as a group (four persons)                  2,615,444 (6)              29.5%
----------------------
(1)    The beneficial owners exercise sole voting and investment power.
(2) Includes 945,700 shares underlying options granted under the Company's 1999 Stock Option Plan.
(3) Includes 459,554 shares owned by a corporation in which Mr. Fong is an officer and director.
(4) Includes 36,400 shares underlying options granted under the Company's 1993 Stock Option Plan for Non- Employee Directors and 329,500 shares underlying options granted under the Company's 1999 Stock Option Plan.
(5) Includes 50,000 shares underlying options granted under the Company's 1993 Stock Option Plan for Non- Employee Directors and 329,500 shares underlying options granted under the Company's 1999 Stock Option Plan.
(6) Includes 86,400 shares underlying options granted under the Company's 1993 Stock Option Plan for Non- Employee Directors and 1,671,000 shares underlying options granted under the Company's 1999 Stock Option Plan.

     The issuance of 7,140,000 shares of the Company's common stock in the acquisitions of Nova Financial Systems, Inc. and Key Financial Systems, Inc., as described in the Company's preliminary proxy statement for a special meeting of the stockholders under proposal one, may, at a subsequent date, result in a change in control of the Company.


                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     The following three persons are to be elected as directors of the Company for a term of one year and until the election and qualification of their successors: Henry Fong, Russell L. Casement and Aaron A Grunfeld. These three directors will constitute the entire Board of Directors. The persons named in the proxy intend to vote for Messrs. Fong, Casement and Grunfeld who have been recommended for election by the Board of Directors of the Company unless a stockholder withholds authority to vote for any or all of the nominees. If any nominee is unable to serve or, for good cause, will not serve, the persons named in the proxy reserve the right to substitute another person of their choice as nominee in his place. Each of the nominees has agreed to serve, if elected.

VOTE REQUIRED

     A majority of the votes cast at the meeting by stockholder entitled to vote thereon will be required for election to the Board of Directors.

                    INFORMATION ABOUT DIRECTORS AND OFFICERS

     HENRY FONG, Age 64

     Mr. Fong has been the President, Treasurer and a director of the Company since its inception. From 1987 to June 1997, Mr. Fong was chairman of the board and chief executive officer of RDM Sports Group, Inc. (f/k/a Roadmaster Industries, Inc.) a publicly held investee of the Company and was its president and treasurer from 1987 to 1996. Subsequent to Mr. Fong's departure from RDM, it filed Chapter 11 bankruptcy petitions for RDM and all of its subsidiaries with the U.S. Bankruptcy Court for the Northern District of Georgia on August 29, 1997. From July 1996 to October 1997, Mr. Fong was a director of IntraNet Solutions, Inc., a publicly-held investee company which provides internet/intranet solutions to Fortune 1000 companies and was the chairman of the board and treasurer of its predecessor company, MacGregor Sports and Fitness, Inc. from February 1991 until the two companies merged in July 1996. From January 1993 to January 20, 1999, Mr. Fong was chairman of the board and Chief Executive Officer of California Pro Sports, Inc., a publicly traded manufacturer and distributor of in-line skates, hockey equipment and related accessories. From 1959 to 1982 Mr. Fong served in various accounting, finance and budgeting positions with the Department of the Air Force. During the period from 1972 to 1981 he was assigned to senior supervisory positions at the Department of the Air Force headquarters in the Pentagon. In 1978, he was selected to participate in the Federal Executive Development Program and in 1981, he was appointed to the Senior Executive Service. In 1970 and 1971, he attended the Woodrow Wilson School, Princeton University and was a Princeton Fellow in Public Affairs. Mr. Fong received the Air Force Meritorious Civilian Service Award in 1982. Mr. Fong has passed the uniform certified public accountant exam. In March 1994, Mr. Fong was one of twelve CEOs selected as Silver Award winners in FINANCIAL WORLD magazine's corporate American "Dream Team."

     THOMAS B. OLSON, Age 34

     Mr. Olson has been Secretary of the Company since January 1988. From February 1990 to February 2000, Mr. Olson was a director, and from May 1994 to February 2000 secretary, of Immune Response, Inc. a publicly held investee of the Company which was recently merged with an unaffiliated third party company. Mr. Olson has attended Arizona State University and the University of Colorado at Denver.

     AARON A. GRUNFELD, Age 53

     Mr. Grunfeld has been a director of the Company since November 1991. Mr. Grunfeld has been engaged in the practice of law for the past 28 years and has been of counsel to the firm of Resch Polster Alpert & Berger, LLP, Los Angeles, California since November 1995. From April 1990 to November 1995, Mr. Grunfeld was a member of the firm of Spensley Horn Jubas & Lubitz, Los Angeles, California. Mr. Grunfeld received an A.B. in Political Science from UCLA in 1968 and a J.D. from Columbia University in 1971. He is a member of the California Bar Association.

     RUSSELL L. CASEMENT, Age 56

     Dr. Casement has been a director of the Company since February 1989. Since 1969, Dr. Casement has been the president of his own private dental practice, Russell Casement, D.D.S., P.C., in Denver, Colorado. Dr. Casement earned a Doctor of Dental Science degree from Northwestern University in 1967. Dr. Casement is a member of the American Dental Association, the Colorado Dental Association and the Metro Denver Dental Association.

MEETINGS OF THE BOARD OF DIRECTORS

     During the last full fiscal year, the Company held six meetings of the Board of Directors and took action through unanimous consent on seven separate occasions.

AUDIT AND NOMINATING COMMITTEES

     The Company has appointed an Audit Committee currently consisting of Dr. Casement as chairman and Mr. Grunfeld. All members of the Audit Committee are independent, as that term is defined in Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. The Company does not have a nominating committee of the Board of Directors, or any other committees performing similar functions.

     The Audit Committee has a written charter, which is attached as Exhibit A to this proxy statement. The Audit Committee reviews and approves the scope of the annual audit undertaken by the Company's independent public accountants and meets with them as necessary to review the progress and results of their work as well as any recommendations they may make. The Audit Committee also reviews the fees of the independent public accountants and recommends to the Board of Directors the appointment of independent public accountants. In connection with the internal accounting controls of the Company, the Audit Committee reviews internal control and reporting systems in conjunction with management and the accountants.

     During the year ended December 31, 1999, the Audit Committee formally met once.

REPORT OF AUDIT COMMITTEE

     The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from the independent accountants required by the Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence. Because the Audit Committee was formed in June 2000, the Audit Committee has reviewed and discussed the financial information for the quarters ending June 30, 2000 and September 30, 2000 with management of the Company. In accordance with its charter, the Audit Committee will review and discuss the audited financial statements for the year ended December 31, 2000 with management of the Company. If appropriate, the Audit Committee will recommend to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-K for the year ended December 31, 2000.

Russell L. Casement
Aaron A. Grunfeld

COMPENSATION COMMITTEE

     The Company has appointed a Compensation Committee currently consisting of Mr. Grunfeld as chairman and Dr. Casement.

     The Compensation Committee reviews the Company's compensation arrangements as necessary and makes recommendations to the Board of Directors.

     During the year ended December 31, 1999, the Compensation Committee took action through unanimous written consent on one occasion.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     In January, 1998, the Compensation Committee of the Company's board of directors retained an independent consultant to review the President's compensation. The compensation committee directed the consultant to review both the President's salary and bonus structure. The independent consultant analyzed the compensation structure of the Company and compared it to the compensation structures of companies similar to the Company. The consultant recommended no change in the President's salary. The consultant did recommend a change in the bonus component of the President's compensation from one based solely on the assets of the Company, to one based primarily on increases in the market value of the Company's common stock. The Compensation Committee agreed and directed the consultant to provide a recommendation, based on their research, for a bonus plan tied to the Company's market performance.

     As a result of that further review, the consultant recommended an annual bonus plan equaling 1% of the Company's total assets combined with 5% of the increase in the market value of the Company's common stock not held by the Company's President. The bonus is calculated and paid quarterly from January 1 to December 31 of any fiscal year based on a formula provided by the consultant. The Compensation Committee feels this compensation arrangement, tied primarily to the market performance of the Company's common stock while including incentives for increases in assets, is the most equitable method for compensating the Company's President. This provides a quantitative measure on which to reward the President's performance, by directly emphasizing market performance, which correlates directly with the expectations and goals of the Company and its stockholders.

     During 1999, the Compensation Committee reviewed the compensation structure and determined no changes should be made. Although this plan was instituted during the period in which the Company was operating as an investment company, the Compensation Committee feels it is no less valid under the operating company structure. In reviewing any issues related to that change, the Committee determined the 1% bonus based on total assets would be paid based upon the Company's assets prior to consolidation with any subsidiary. No further refinements were warranted.

Aaron A. Grunfeld
Russell L. Casement

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     Henry Fong, the President of the Company and the only officer of the Company whose total compensation exceeded $100,000 for the fiscal year ended December 31, 1999, received an annual salary of $183,013. In January, 1998, the Compensation Committee of the Company's board of directors retained an independent consultant to review the President's compensation. As a result of that review, a new compensation arrangement was instituted based on recommendations made by the independent consultant. In addition to Mr. Fong's annual salary, beginning January 1, 1998, Mr. Fong is to receive an annual bonus equaling 1% of the Company's total assets combined with 5% of the increase in the market value of the Company's common stock calculated quarterly from January 1 to December 31 of any fiscal year. If there is a negative computation in any given quarter, no bonus is paid and that negative amount is carried forward to offset the subsequent quarter's bonus during the fiscal year. Negative amounts will not be accumulated nor carried into subsequent fiscal years. During the year ended December 31, 1999, this bonus totaled $883,164. This new compensation arrangement replaces the previous bonus of 3% of the Company's total assets at year-end, which totaled $151,153 for the year ended December 31, 1997.

     On April 1, 1992, the Company obtained a life insurance policy with retirement benefits for Mr. Fong which pays his beneficiary $2,600,000 in the event of Mr. Fong's death or provides for retirement benefits for Mr. Fong upon his retirement at or after age 65 utilizing the cash value of the policy at that time. This benefit is being provided to Mr. Fong in consideration of his 17 years of service to the Company and in anticipation of his serving the Company until retirement. The Company has no other retirement or pension plan for Mr. Fong. The annual premium on this policy is $105,414 per year for seven years until March 30, 1999, and may be considered other future compensation to Mr. Fong. For the year ended December 31, 1999, $105,414 was paid toward the policy and an additional $59,586 was paid to Mr. Fong for deferred income taxes on the policy. Concurrently, the Company obtained a Key-man Life Insurance policy which pays the Company $3,000,000 in the event of Mr. Fong's death. The Company paid $23,937 on this policy in 1999 which is not considered compensation to Mr. Fong.

SUMMARY COMPENSATION TABLE

     The following table sets forth information regarding compensation paid to the officers of the Company during the years ended December 31, 1999, 1998 and 1997:

                           SUMMARY COMPENSATION TABLE

                                                         Long-Term
                                                       Compensation
                           Annual Compensation            Awards
                      ----------------------------        ------
                                              Other                      All
Name &                                        Annual                    Other
Principal            Salary      Bonus     Compensation   Options   Compensation
Position     Year     ($)         ($)          ($)       & SARs(#)       ($)
--------     ----     ---         ---          ---       ---------       ---

Henry Fong   1999    183,013      883,164       0         469,700    165,000(1)
President,
Treasurer
Principal
Executive
Officer and
Accounting
Officer

Henry Fong   1998    183,013    1,208,042       0         469,655    165,000(1)

Henry Fong   1997    183,013      151,153       0              0     165,000(1)

----------

(1) Includes payments and tax liability on the life insurance policy as explained more fully in "Item 10 (a) General" above.

OPTION/SAR GRANTS IN FISCAL 1999

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                      GRANT DATE
                          INDIVIDUAL GRANTS                              VALUE
            --------------------------------------------------------
            Number of
            Securities    Percent of total
            Underlying     options/ SARs       Exercise                  Grant
             Options/        granted to         of Base                  Date
               SARs         employees in         Price    Expiration     Present
Name        Granted (#)     Fiscal Year         ($/Sh)       Date       Value($)
----        -----------     -----------         ------       ----       --------
Henry Fong    469,700             47%           $6.75      1/4/2004    3,170,475



AGGREGATED OPTION/SAR EXERCISES IN 1999 AND FY-END OPTION/SAR VALUES

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

                                                Number of
                                                Securities           Value of
                                                Underlying         Unexercised
                                                Unexercised        In-the-Money
                                                Options/SARs       Options/SARs
                 Shares                         at FY-End (#)      at FY-End (#)
              Acquired on         Value         Exercisable/       Exercisable/
Name          Exercise (#)     Realized ($)     Unexercisable      Unexercisable
----          ------------     ------------     -------------      -------------
Henry Fong       602,200         12,093,316       469,700/0         $587,125/0


PERFORMANCE GRAPH

                      12/30/94  12/31/95  12/31/96  12/31/97  12/31/98  12/31/99
                      --------  --------  --------  --------  --------  --------
Nasdaq US              100.00    141.33    173.89    231.07    300.25    542.43
Nasdaq Financial       100.00    145.68    187.03    286.11    277.73    274.63
Equitex                100.00    133.33     92.09     41.30    349.21    406.35

COMPENSATION OF DIRECTORS

     Each independent member of the Company's Board of Directors, Messrs. Russell L. Casement and Aaron A. Grunfeld, receive $10,000 per year payable monthly and $500 for each Board of Director's meeting attended either in person or by telephone. For the year ended December 31, 1999, Messrs. Casement and Grunfeld each received a total of $13,000. Members of the Board of Directors also receive reimbursement for expenses incurred in attending board meetings.

1993 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

     The Company has adopted the 1993 Stock Option Plan for Non-Employee Directors (the "Directors' Plan") reserving an aggregate of 250,000 shares of Common Stock for issuance pursuant to the exercise of stock options (the "Options") which may be granted to non-employee directors of the Company. On July 5, 1995, an order was issued by the Securities and Exchange Commission authorizing the Directors' Plan and the options granted thereunder. The Directors' Plan is for a ten-year term commencing July 5, 1995 (the "Effective Date"). Each non-employee director automatically, as of the Effective Date, was granted an option to purchase 50,000 shares of common stock at $3.00 per share. Thereafter, each director who first becomes a non-employee director shall automatically, as of the date 90 days following the date such person becomes a non-employee director, be granted an option to purchase 50,000 shares of common stock. No additional options can be granted under the Directors' Plan except to an individual who first becomes a non-employee director after the Effective Date. No discretionary grants can be made under the Directors' Plan.

     On June 2, 1998, the Company's board of directors authorized the granting of 75,000 options to purchase common stock of the Company to each of the Company's two independent directors at $3.19 per share for a period of five years. The grant of these options was contingent upon the Company's successful withdrawal as a business development company. After obtaining the necessary vote of the stockholders to change the business of the Company, the Company on January 4, 1999 withdrew its election to be treated as a business development company as defined in the Investment Company Act of 1940.

1999 STOCK OPTION PLAN

     On January 5, 1999, the Company's board of directors adopted a new stock option plan, the 1999 Stock Option Plan. On January 5, 1999, the Company's two independent directors each received options to purchase 158,700 shares of the Company's common stock at an exercise price of $6.75 per share expiring on January 5, 2004. These options were granted in lieu of the 75,000 options at $3.19 per share, which were cancelled. In addition, each director received 86,800 options to purchase 86,800 shares of the Company's common stock at an exercise price of $6.75 per share under the 1999 Plan.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

     On April 1, 1992, the Company obtained a life insurance policy on the Company's President, Henry Fong, which policy provides for a payment to Mr. Fong's beneficiary of $2,600,000 in the event of his death or a retirement benefit to Mr. Fong consisting of the cash value of the policy upon Mr. Fong's retirement from the Company at or after age 65. The Company has no other compensation plan or arrangement with respect to any executive officer which plan or arrangement results or will result from the resignation, retirement or any other termination of such individual's employment with the Company. The Company has no plan or arrangement with respect to any such persons which will result from a change in control of the Company or a change in the individual's responsibilities following a change in control.

    COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES AND EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 ("Section 16") requires the Company's officers, directors and persons who own more than ten percent of the Company's voting securities to file reports of their ownership and changes in such ownership with the Securities and Exchange Commission (the "Commission"). Commission regulations also require that such persons provide the Company with copies of all Section 16 reports they file. Based solely upon its review of such reports received by the Company, or written representations from certain persons that they were not required to file any reports under Section 16, the Company believes that, during 1999, its officers and directors have complied with all Section 16 filing requirements.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRANSACTIONS WITH MANAGEMENT AND OTHERS

     The Company currently leases approximately 1,800 square feet of office space in Greenwood Executive Park, 6400 South Quebec, Englewood, Colorado from a partnership in which its President is the sole partner, on terms comparable to the existing market for similar facilities.

     During 1998, a company in which the Company's President is an officer and director loaned the Company a total of $165,000 which is due on demand and bears interest at 8% per annum. Of that amount, $22,672 was repaid during 1998 and the balance of $142,328 was repaid in November 1999.

     In addition, a related entity loaned the Company $100,000 in August 1997. This loan carried an interest rate of 12% per annum, was due on demand and was collateralized by 25,000 shares of the Company's investment in an investee company's common stock. The Company paid $30,000 in principal due on this note during 1998 and paid the balance of $70,000 in April 1999.

     The Company has placed members of its Board and its officers on the boards of directors of certain investee companies and other companies in which it has obtained an equity interest or to which it has made loans or guarantees. In most instances, the board representation was subsequent to these acquisitions, loans or guarantees. The Company may be considered to be in control of certain of its investee companies.

INDEBTEDNESS OF MANAGEMENT

     During 1998, Aaron Grunfeld, a director of the Company, purchased 39,200 shares of common stock of the Company pursuant to a private placement at $1.16 per share. In payment of the shares, Mr. Grunfeld executed a note payable to the Company in the amount of $45,472, which was due on December 15, 1998 and carried interest at 8% per annum. The due date on this note was subsequently extended to February 15, 1999. All principal and interest due was paid on this note prior to the extended expiration date.

     In August 1999, the Company loaned a director, Aaron Grunfeld, $180,000. The note bears interest at 9.75% annually, is collateralized by 39,200 shares of the Company's common stock, and was originally due on November 18, 1999. The note has been extended to December 31, 2000. On January 10, 2000 Mr. Grunfeld paid all accrued interest through December 31, 1999. On April 4, 2000, Mr. Grunfeld paid $80,000 in principal and all accrued interest through March 31, 1999 leaving an unpaid principal balance of $100,000 as of that date.

                                   PROPOSAL 2

                      APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors of the Company has appointed the firm of Gelfond Hochstadt Pangburn, P.C. as independent auditor of the Company for the year ended December 31, 2000. A representative of Gelfond Hochstadt Pangburn is not expected to be present at the meeting. There are no existing direct or indirect understandings or agreements between the Company and Gelfond Hochstadt Pangburn & Co. that place a limit on current or future years' audit fees.

     The firm of Davis & Co., CPA's, P.C. provided services to the Company during the year ended December 31, 1998 relating principally to the examination of the financial statements and related reporting which included the annual audit of the Company's financial statements.

     On August 20, 1999, the Company dismissed Davis & Co., CPA's, P.C. as its independent certified public accountant. There have been no adverse opinions, disclaimers of opinion or qualifications or modifications as to uncertainty, audit scope or accounting principles regarding the reports of Davis & Co., CPA's, P.C. on the Company's financial statements for each of the fiscal years ended December 31, 1998 and 1997, or any subsequent interim period. The Audit Committee of the Company's Board of Directors approved the change of accountants and that action was ratified by the Board of Directors of the Company. There were no disagreements with Davis & Co., CPA's, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures leading to their dismissal.

     There were no reportable events, in each case, during either of the Company's two most recent fiscal years or any subsequent interim period.

     Simultaneously with the dismissal of its former accountants, the Company approved and engaged Gelfond Hochstadt Pangburn, P.C. to act as its independent certified public accountant as successor to Davis & Co., CPA's, P.C. During the Company's two most recent fiscal years or subsequent interim periods the Company has not consulted Gelfond Hochstadt Pangburn, P.C. regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was the subject of a disagreement or a reportable event.

VOTES REQUIRED

     A majority of the votes cast at the meeting by stockholders entitled to vote thereon will be required to ratify the appointment of the independent auditors.

                             FINANCIAL INFORMATION

     A copy of the 1999 Annual Report of the Company, including a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 1999, is being sent to stockholders with this Proxy Statement.

                                 OTHER MATTERS

     Management of the Company knows of no other matter which may come before the Annual Meeting. However, if any additional matters are properly presented at the Annual Meeting, it is intended that the person named in the enclosed Proxy Statement, or his substitute, will vote such Proxy in accordance with his judgment on such matters.

                             STOCKHOLDER PROPOSALS

     Any stockholder proposing to have any appropriate matter brought before the 2001 Annual Meeting of Stockholders, tentatively scheduled for July 27, 2001, must submit such proposal in accordance with the proxy rules of the Securities and Exchange Commission. Such proposals should be sent to Thomas B. Olson, Secretary, Equitex, Inc., 7315 East Peakview Avenue, Englewood, Colorado 80111, for receipt no later than March 31, 2001.



                                       EQUITEX, INC.
                                       By Order of the  Board of Directors:

                                       Thomas B. Olson
                                       Secretary



Date: November 30, 2000

                                                                       EXHIBIT A
                                                                       ---------

                                 EQUITEX, INC.
                            AUDIT COMMITTEE CHARTER
                                    MAY 2000


The audit committee is a committee of the board of directors of the Company. Its primary function is to assist the board in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the Company's stockholders and others, the systems of internal controls which management and the board of directors have established, and the audit process.

In meeting its responsibilities, the audit committee is expected to:

     1. Provide an open avenue of communication between the Company's management, the independent accountant, and the board of directors.

     2.   Review and update the Audit Committee Charter annually.

     3. Recommend to the board of directors the independent accountant to be nominated, approve the compensation of the independent accountant, and review and approve the discharge of the independent accountant.

     4. Confirm and assure the independence of the independent accountant, including a review of management consulting services provided by the independent accountant and related fees.

     5. Inquire of management and the independent accountant about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.

     6. Consider with management and the independent accountant the audit scope and plan of the independent accountant.

     7.   Consider and review with the independent accountant and management:

          a. The adequacy of the Company's internal controls including computerized information system controls and security.

          b. Any related significant findings and recommendations of the independent accountant together with management's responses thereto.

     8. Review with management and the independent accountant at the completion of the annual examination:

          a.   The Company's audited financial statements and related footnotes.

          b. The independent accountant's audit of the financial statements and their report thereon.

          c. Any significant changes required in the independent accountant's audit plan.

          d. Any serious difficulties or disputes with management encountered during the course of the audit, if any.

          e. Other matters related to the conduct of the audit which are to be communicated to the committee under generally accepted accounting standards.

                                                                       EXHIBIT A
                                                                       ---------

     9.   Consider and review with management:

          a. Significant findings during the year and management's responses thereto.

          b. Any difficulties encountered in the course of the audits, including any restrictions on the scope of the work or access to required information.

          c.   Any changes required in the planned scope of the audit plan.

     10. Review SEC filings and other public documents containing the Company's financial statements and consider whether the information contained in those documents is consistent with the information contained in the financial statements.

     11. Review with management and the independent accountant, if necessary, all interim financial reports prior to filing with the SEC.

     12. Review legal and regulatory matters that may have a material impact on the financial statements, related company compliance policies and programs, and any reports or correspondence received from regulators.

     13. Meet with the independent accountant and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately with the audit committee.

     14. Report committee actions to the board of directors with such recommendations as the committee may deem appropriate.

     15. The audit committee shall have the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities. The committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

     16. The committee shall meet at least four times per year or more frequently as circumstances require. The committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

     17. The committee will perform such other functions as assigned by law, the Company's bylaws or the board of directors.

The membership of the audit committee shall consist of at least two independent members of the board of directors who shall serve at the pleasure of the board of directors. Audit committee members and the committee chairman shall be designated by the full board of directors.

The duties and responsibilities of a member of the audit committee are in addition to those duties set out for a member of the board of directors.

--------------------------------------------------------------------------------

                                     PROXY

--------------------------------------------------------------------------------


                                  EQUITEX, INC.
                           7315 East Peakview Avenue
                      Greenwood Executive Park, Building 8
                           Englewood, Colorado 80111

         ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 27, 2000

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stock-holder of Equitex, Inc. (the "Company") appoints Henry Fong or Thomas B. Olson as attorneys and proxies to attend and vote all of the shares of the Common Stock of the Company standing in the name of the undersigned at the 2000 Annual Meeting of Stockholders on December 27, 2000, at 9:00 local time, and at any postponements or adjournments that may take place:

     1. To elect the following three directors to serve until the next annual meeting of stockholders and until their successors have been elected and qualified: Henry Fong, Russell L. Casement and Aaron A. Grunfeld.

             For all nominees:  _____

             Withhold authority to vote for all nominee(s): _____

             Withhold authority to vote for the following nominee(s): _____

     2. To consider and vote upon the ratification of the appointment of Gelfond Hochstadt Pangburn, PC, as independent auditor of the Company for 2000.

             FOR  ______       AGAINST  ______       ABSTAIN  ______

     3. To transact such other business as may properly come before the meeting.

     THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED AS SPECIFIED BY YOU. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS.

     Please mark, date and sign your name exactly as it appears on the label, and return it in the enclosed envelope as promptly as possible. It is important to return this Proxy properly signed to exercise your right to vote if you choose not do not attend the meeting and vote in person. When signing as agent, partner, attorney, administrator, guardian, trustee or in any other fiduciary or official capacity, please indicate your title. If stock is held jointly, each joint owner must sign.

Date:____________________                  Signature(s):________________________

Address, if different from that on label:               ________________________
                                                        Street Address

                                                        ________________________
                                                        City, State and Zip Code

                                                        ________________________
                                                        Number of shares

Please check if you intend to be present at the meeting: ______